Exhibit 10.38

- 1 - TWELFTH AMENDING AGREEMENT THIS AGREEMENT made as of the 25 day of January, 2026 B E T W E E N : JERRY ZARCONE (hereinafter referred to as “Jerry”) - and – TARGET GROUP INC. (hereinafter referred to as “TGI”) - and – CANARY RX INC. (hereinafter referred to as “Canary”) - and – VISAVA INC. (hereinafter referred to as “Visava”) - and – CANNAKORP INC. (hereinafter referred to as “Cannakorp”, which together with Visava and Canary shall be collectively referred to as the “Subsidiaries”) WHEREAS: A. Jerry and TGI entered into a Loan Agreement made as of the 20th day of December, 2019 (the “Loan Agreement”), which Loan Agreement has been amended and extended by various amending and extending agreements from time to time the most recent of is the Eleventh Amending Agreement made as of the 11th day of August, 2025 (collectively, the “FAEA”); B. All capitalized terms shall have the meanings ascribed to them in the FAEA unless otherwise defined herein; Docusign Envelope ID: 2BE13BF8-473F-450E-A95E-B7CBFCF35899

- 2 - C. The parties are desirous of further amending the Loan Agreement upon the terms and provisions of this Agreement. NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants and agreements hereinafter contained and the sum of One Dollar ($1.00) now paid by the parties hereto each to the other (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties hereto agree as follows: 1. The parties hereby declare and confirm that the Recitals are true and accurate and form integral terms and provisions of this Agreement. 2. The Loan be and same is hereby increased by the principal amount of a further Three Hundred and Thirty Thousand ($330,000.00) Dollars (CDN) (the “Sixth Tranche”) upon the following terms and provisions: (a) The Sixth Tranche shall be subject to a Lender’s Fee in the amount of Thirty-Three Thousand ($33,000.00) Dollars (CDN), which shall be deducted and paid from the advance thereunder; (b) The Sixth Tranche shall be subject to a rate of interest equal to 3.0416% per month (being 43.26% per annum), calculated monthly, not in advance; (c) All principal and interest owing and accrued under the Sixth Tranche shall be repayable on December 31, 2026, provided that when in not in default, the Sixth Tranche may be repaid in full upon no less than three (3) months’ written notice thereof; (d) For further clarity, all monies owing and the performance of all other covenants and obligations by Sixth Tranche be and same shall be guaranteed by the Subsidiaries and secured under the Security; and (e) Contemporaneous with the execution and delivery of this Agreement, TGI and the Subsidiaries shall reimburse Jerry for all legal costs and expenses in respect of the Loan including, without limitation, any demands thereof and the negotiation, drafting and execution of this Agreement. 3. The parties acknowledge and agree that, at the request of TGI, Jerry may, from time to time in his sole and absolute discretion, make further loans to TGI in an aggregate principal amount not to exceed Five Hundred Thousand Dollars ($500,000.00), subject to a ten percent (10%) lender's fee and bearing interest at the rate applicable to the Sixth Tranche, as set forth herein. For greater certainty, any such further advances pursuant to this Section 3 shall be consolidated into, and form part of, the Sixth Tranche. 4. TGI and the Subsidiaries shall execute, deliver, and, if applicable, register within a reasonable time following presentation thereof by Jerry or his counsel (but in no event more than five (5) business days following such presentation) and shall also promptly do or cause Docusign Envelope ID: 2BE13BF8-473F-450E-A95E-B7CBFCF35899

- 3 - to be done all other acts and things, execute and deliver or cause to be executed and delivered all agreements and documents and provide any further assurances, undertakings and information in order to give full effect to this Agreement. 5. Except as modified by this Agreement, the Loan Agreement shall be unamended and shall be and shall remain in full force and effect. Also, to the extent that any term or provision of this Agreement conflicts with any term or provision of the Loan Agreement, the terms and provision of this Agreement shall prevail. 6. This Agreement may be executed by the parties in separate counterparts each of which when so executed and delivered to each other shall be deemed to be and shall be read as a single agreement among the parties. 7. This Agreement is governed by and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province. 8. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no representations, warranties or other agreements between the parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement. [signatures intentionally on next page] Docusign Envelope ID: 2BE13BF8-473F-450E-A95E-B7CBFCF35899

- 4 - Each of the parties has executed and delivered this Agreement as of the date first above written. SIGNED IN THE PRESENCE OF ) ) ) ) Witness ) JERRY ZARCONE TARGET GROUP INC. Per: Name: Saul Niddam Position: Director Name: Anthony Zarcone Position: Director _____________________________________ Name: Barry Katzman Position: Director We have authority to bind the Corporation CANARY RX INC. Per: Name: Anthony Zarcone Position: President & CEO I have authority to bind the Corporation VISAVA INC. Per: Name: Anthony Zarcone Position: President & CEO I have authority to bind the Corporation CANNAKORP INC. Per: Docusign Envelope ID: 2BE13BF8-473F-450E-A95E-B7CBFCF35899

- 5 - Name: Saul Niddam Position: CEO I have authority to bind the Corporation Docusign Envelope ID: 2BE13BF8-473F-450E-A95E-B7CBFCF35899